Exhibit 99.1

Barfresh Appoints Two Industry Leaders to Board of Directors

Global Manufacturing and Operations Leader Marc Panvier and Beverage Industry Veteran Tim Trant Join Board

LOS ANGELES, April 6, 2026 (GLOBE NEWSWIRE) – Barfresh Food Group, Inc. (the “Company” or “Barfresh”) (Nasdaq: BRFH), a leading provider of frozen, ready-to-blend and ready-to-drink beverages, today announced the appointment of Marc Panvier and Tim Trant to the Company’s Board of Directors, both effective April 1, 2026. Mr. Panvier, Senior Vice President of Operations, North America for Bel Brands, succeeds Isabelle Ortiz-Cochet, who is retiring from the Board after nine years of service. Mr. Trant fills the seat left vacant by the resignation of Justin Borus. The appointments bring complementary expertise in large-scale food manufacturing operations and strategic customer development at a pivotal moment in Barfresh’s evolution. It is anticipated that Mr. Panvier will serve on the Nominating and Corporate Governance Committee and Mr. Trant will serve on the Audit and Compensation Committees of the Company’s Board of Directors.

Marc Panvier – Manufacturing and Operations Excellence

Mr. Panvier currently oversees dual responsibility for dairy and fruit operations across Bel/Materne at Bel Brands USA, a subsidiary of Bel Group, managing six manufacturing plants in the United States and Canada. Like his predecessor Ms. Ortiz-Cochet, who served as Chief Investment Officer for Unibel, parent company of Bel Group, Mr. Panvier brings extensive experience from within the Bel organization, ensuring continuity in Unibel’s strategic partnership with Barfresh. His appointment comes as Barfresh transitions to an integrated manufacturing model following its strategic acquisition of Arps Dairy and the ongoing expansion of its 44,000 square foot state of the art facility in Defiance, Ohio.

With over 35 years at the Bel organization, Mr. Panvier has built an exceptional track record of operational excellence across global markets. He has expanded Bel’s manufacturing footprint into Poland, Vietnam, Egypt, Morocco, Algeria, Czech Republic, Ivory Coast, and Ukraine, managing existing plants and building production facilities from the ground up. His expertise spans LEAN manufacturing implementation, industrial P&L management, production optimization, quality control systems, and facility design that meets international standards. Mr. Panvier holds a master’s degree in food engineering sciences and executive management from the Université de Technologie de Compiègne and began his career with Danone before joining Bel Group in 1990.

Tim Trant – Customer Strategy and Market Development

Mr. Trant brings over 28 years of experience in the beverage industry, with deep expertise in sales, operations, and foodservice across North America. He currently serves as Chief Executive Officer of G&J Pepsi-Cola Bottler, Inc., PepsiCo’s largest independent bottler, a position he has held since October 2020. Previously, Mr. Trant served in senior leadership roles at PepsiCo, including Senior Vice President of Field Foodservice for PepsiCo North America, where he led a team of 900 sales professionals and expanded sales across 20 foodservice channels and hundreds of thousands of customer outlets. His extensive PepsiCo career also included leadership positions such as SVP Foodservice Integration, SVP PepsiAmericas Foodservice, VP Retail Sales & Sales Capability, and VPGM of the Tristate Division in Cincinnati.

Mr. Trant previously served as Chief Customer Officer at Barfresh from June 2015 to December 2019, playing a key role in the company’s growth. Since December 2019, he has continued to serve as a consultant to Barfresh. He also held the position of Corporate VP National Sales at Sysco, Inc. Mr. Trant earned his bachelor’s and master’s degrees from the University of Dayton and currently serves on the boards of the Pepsi-Cola Bottlers Association (PCBA), American Beverage Association (ABA), and Dr. Pepper Bottlers Association (DPBA).

Leadership Commentary

Riccardo Delle Coste, the Company’s Chief Executive Officer, commented, “These appointments represent strategic additions to our Board at precisely the right time in Barfresh’s evolution. We just reported record fourth quarter and full year 2025 results, completed the transformational Arps Dairy acquisition, and secured financing to complete our expanded manufacturing facility. Marc has spent his entire career building, optimizing, and scaling food manufacturing operations across the globe. His hands-on experience taking facilities from concept to full production, implementing operational efficiencies, and driving profitability in manufacturing environments directly aligns with our immediate priorities as we commission our new facility and scale production.

“Tim’s appointment to Barfresh’s Board brings invaluable perspective from both his previous tenure with us and his continued success leading one of PepsiCo’s largest independent bottlers. His deep understanding of our business, combined with his extensive foodservice and sales expertise, will be instrumental as we expand our market presence and strengthen customer relationships across multiple channels. Together, Marc and Tim bring the operational excellence and customer-focused expertise we need to execute our growth strategy.”

Mr. Panvier added, “I’m honored to continue Unibel’s board representation at Barfresh and at such a dynamic inflection point for the company. The strategic foundation Barfresh has established owning and controlling its manufacturing infrastructure, expanding production capacity, and demonstrating strong market demand in the education channel creates a compelling platform for sustainable growth. Having built and optimized food manufacturing facilities throughout my career, I understand both the challenges and tremendous opportunities that lie ahead. I look forward to contributing my operational experience to help Barfresh maximize efficiency, scale production, and deliver long-term value for all stakeholders.”

Mr. Trant stated, “I’m excited to rejoin Barfresh in this board capacity and contribute to the company’s next phase of growth. Having been part of Barfresh’s journey previously, I’ve seen firsthand the quality of the products, the strength of the team, and the significant market opportunity ahead. The company’s strategic investments in manufacturing infrastructure and its strong position in the education market create an excellent foundation for expansion. I look forward to working with management and the Board to help Barfresh capitalize on the tremendous opportunities ahead for our innovative beverage solutions.”

About Barfresh Food Group

Barfresh Food Group Inc. (Nasdaq: BRFH) is a developer, manufacturer and distributor of ready-to-blend and ready-to-drink beverages, including smoothies, shakes and frappes, primarily for the education market, foodservice industry and restaurant chains, delivered as fully prepared individual portions or single serving and bulk formats for on-site preparation. For more information, please visit www.barfresh.com.

Forward Looking Statements

Except for historical information herein, matters set forth in this press release are forward-looking, including statements about the Company’s commercial progress, success of its strategic relationship(s), and projections of future financial performance. These forward-looking statements are identified by the use of words such as “grow”, “expand”, “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”, “forecast” and “project”, “continue,” “could,” “may,” “predict,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. All statements, other than statements of historical fact, included in the press release that address activities, events or developments that the Company believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors the Company believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The contents of this release should be considered in conjunction with the Company’s recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including any warnings, risk factors and cautionary statements contained therein. Furthermore, the Company expressly disclaims any current intention to update publicly any forward-looking statements after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

Investor Relations

John Mills

ICR

646-277-1254

John.Mills@icrinc.com

Deirdre Thomson

ICR

646-277-1283

Deirdre.Thomson@icrinc.com